EXHIBIT

  STATEMENT  REQUIRED  BY  18  U.S.C.  SECTION  1350,  AS  ADOPTED  PURSUANT  TO
              SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002

In connection with the Quarterly Report on Form 10-QSB of Donobi, Inc. (FKA H-Net.Net, Inc.) (the "Company") for the three and nine months ended October 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Wright III, Chief Executive Officer, and Judy A. Henry, Chief Financial Officer of the Company, certify that:

  * the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  * information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented.


/s/  William  Wright  III
------------------------
William  Wright  III
President  and  Chief  Executive  Officer

December  10,  2004

/s/  Judy  A.  Henry
---------------------------------
Judy  A.  Henry
Chief  Financial  Officer

December  10,  2004

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section  18  of  the  Securities  Exchange  Act  of  1934,  as  amended.